STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
STATEMENTS OF CASH FLOWS
Net Cash Used In Operating Activities	$ 998,353	$ (1,328,899)
Net Cash Used In Investing Activities	(136,677)	(4,256,015)
Net Cash Provided By Financing Activities	(572,640)	5,911,628
Cash At The Beginning Of Period	326,714	0
Net Cash Increase For Period	289,036	326,714
Cash At End Of Period	$ 615,749	$ 326,714